                                                                    EXHIBIT 10.4

Recording Requested By
and When Recorded Return to:

Ralph C. Navarro, Esq.                      WE CERTIFY THIS TO BE A TRUE AND
Coudert Brothers                            CORRECT COPY OF THE ORIGINAL

Twentieth Floor                             RECORDED 10-5-99  Series # 15007425

1055 W. Seventh Street                      By:  _______________________________
Los Angeles, CA 90017                            First American Title Company

                         DEED OF TRUST AND SECURITY AGREEMENT

                MICRO LINEAR CORPORATION, A DELAWARE CORPORATION,

                                    BORROWER,

                                       TO

                     FIRST AMERICAN TITLE GUARANTY COMPANY,

                                   AS TRUSTEE,

                               FOR THE BENEFIT OF

                      SUN LIFE ASSURANCE COMPANY OF CANADA,

                                   BENEFICIARY

                            DEED OF TRUST AND SECURITY AGREEMENT

                       Cover Sheet DATE: October 1, 1999

BORROWER          Micro Linear Corporation, a Delaware Corporation

BORROWER'S NOTICE ADDRESS:

         2092 Concourse Drive San Jose,
         California 95131

TRUSTEE:          First American Title Guaranty Company and all successors and assigns for the benefit of Lender (as determined below).

TRUSTEE'S NOTICE ADDRESS:

         345 California Street, Suite 2400
         San Francisco, California 94104

LENDER Sun Life Assurance Company of Canada, a Canadian corporation, together with other holders from time to time of the Note (as herein defined).

LENDER'S NOTICE ADDRESS: c/o Sun Life of Canada
                             One Sun Life Executive Park Wellesley Hills,
                             Massachusetts 02481 Attention:
                             Mortgage Investments Group

NOTE AMOUNT:      $3,000,000

STATE:   California

RECORD OWNER OF THE LAND (AS DEFINED HEREIN): Micro Linear Corporation, a
                                                Delaware Corporation

Exhibit A hereto is incorporated herein by reference.

This document prepared by: Ralph C. Navarro

                                Table of Contents

1.       DEFINITION OF TERMS

2.       GRANTING CLAUSES

3.       REPRESENTATIONS AND WARRANTIES

    3.1       Due Organization; Authority
    3.2       Execution, Delivery and Effect of Loan Documents
    3.3       Other Obligations
    3.4       Construction and Completion of Improvements
    3.5       Legal Actions
    3.6       Financial Statements
    3.7       Adverse Change to Property
    3.8       Title to Property
    3.9       Compliance with Laws and Private Covenants
    3.10      Independence of the Property
    3.11      Contamination

4.       COVENANTS

    4.1       Payments
              (a) Secured Debt
              (b) Property Taxes and Charges
              (c) Escrow
              (d) Taxes on Trustee or Lender
              (e) Liabilities
              (f) Right to Contest
              (g) Expenses
    4.2       Operation of the Property
              (a) Maintenance; Alterations
              (b) Liens
              (c) Compliance with Laws and Private Covenants
              (d) Use
              (e) Inspection
              (f) Notification of Contamination; Clean-Up
    4.3       Insurance
    4.4       Sales and Encumbrances
    4.5       Financial Records and Statements
    4.6       Indemnity
    4.7       Notices
    4.8       Estoppel Certificates
    4.9       Legal Existence
    4.10      Defense and Notice of Actions
    4.11      Lost Note
    4.12      Personalty
    4.13      Further Assurances
    4.14      Year 2000 Compliance

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5.       CASUALTIES AND TAKINGS

    5.1       Notice to Lender
    5.2       Repair and Replacement
    5.3       Insurance and Taking Proceeds
              (a) Collection
              (b) Assignment to Lender
    5.4       Disbursement of Insurance Proceeds to Borrower

6.       ASSIGNMENT OF RENTS, ISSUES AND PROFITS

    6.1       Assignment of Rents
    6.2       Performance of Leases

7.       CONCERNING TRUSTEE

    7.1       Trustee's Covenants
    7.2       Resignation of Trustee
    7.3       Substitution of Trustee
    7.4       Reconveyance and Agreements
    7.5       Release of Lien
    7.6       Exculpation and Indemnification of Trustee

8.       LEGAL PROCEEDINGS

9.       DEFAULTS; REMEDIES OF LENDER

    9.1       Events of Default
              (a) Breach of Named Covenants
              (b) Breach of Other Covenants
              (c) Misrepresentations
              (d) Bankruptcy
              (e) Adverse Court Action
    9.2       Remedies
              (a) Acceleration
              (b) Foreclosure
              (c) Offset Rights
              (d) Cure Rights
              (e) Possession of Property
              (f) Receiver
              (g) Uniform Commercial Code Remedies
              (h) Judicial Actions
              (i) Subrogation Q) Sale
              (k) Other
    9.3       Holding Over
    9.4       General Provisions
              (a) Multiple Sales
              (b) Cumulative Remedies
              (c) Right to Purchase

              (d) Right to Terminate Proceedings
              (e) No Waiver or Release
              (f) Waivers and Agreements Regarding Remedies
              (g) Waiver of Jury Trial
              (h) Lender's Discretion
              (i) Sales

10.      POSSESSION AND DEFEASANCE

    10.1      Possession
    10.2      Defeasance

11.      GENERAL

    11.1      Lender's Right to Waive, Consent or Release
    11.2      No Impairment
    11.3      Amendments
    11.4      No Usury
    11.5      Notices
    11.6      Successors and Assigns
    11.7      Severability
    11.8      Gender and Construction
    11.9      Joint and Several Liability
    11.10     Modifications
    11.11     Governing Law
    11.12     Captions
    11.13     N/A
    11.14     Sale, Assignment or Conversion of Secured Debt
    11.15     Acknowledgment of Receipt
    11.16     Time of the Essence
    11.17     Exhibits

    EXHIBIT A - Property Description

1. DEFINITION OF TERMS. As used herein, the terms defined on the cover sheet hereof shall have the meanings given on such sheet, and the following terms shall have the following meanings:

         1.1 Commitment: a certain commitment executed by Borrower and Lender for the loan secured by this Deed of Trust.

         1.2      Casualty: as defined in Paragraph 5.1.

         1.3 Clean-Up: removal and/or remediation of Contamination in accordance with Laws and good commercial practice.

         1.4 Contamination: the presence of, use, generation, manufacture, storage, treatment, disposal, discharge or release on, from or to the Property of Hazardous Substances.

         1.5      Contested Sum: as defined in clause (f) of Paragraph 4.1.

         1.6 Deed of Trust: this Deed of Trust and Security Agreement and all modifications or amendments thereto or extensions thereof.

         1.7 Environmental Actions or Claims: any claim, action or proceeding brought by a governmental authority in connection with Contamination or any claim or action brought by a third party relating to Contamination.

         1.8      Event of Default: as defined in Paragraph 9.1.

         1.9      N/A

         1.10 Hazardous Substances: all substances and compounds prohibited or regulated under any Laws; materials containing asbestos or urea formaldehyde; gasoline and other petroleum products; flammable explosives; radon and other natural gases; radioactive materials; and polychlorinated biphenyls and similar solvents.

         1.11 Improvements: all buildings, structures and other improvements now or hereafter existing, erected or placed on or under the Land, or in any way used in connection with the use, enjoyment, occupancy or operation of the Land or any portion thereof; all fixtures of every kind and nature whatsoever now or hereafter owned by Borrower and used or procured for use in connection with the Realty.

         1.12     In its sole unfettered discretion: as defined in Paragraph
                  11.8.

         1.13     Insurance Premiums: as defined in Paragraph 4.3.

         1.14     Insurance Proceeds: as defined in clause (a) of Paragraph 5.3.

         1.15 Land: the land described in Exhibit A attached hereto, together with all estate, title, interests, title reversion rights, rents, increases, issues, profits, rights of way or uses, additions, accretions, servitudes, gaps, gores, liberties, privileges, water rights, water courses, alleys, streets, passages, ways, vaults, adjoining strips of ground, licenses, tenements, franchises, hereditaments, rights, appurtenances and easements, now or hereafter owned by Borrower and existing, belonging or appertaining to the Land, all claims or demands whatsoever of Borrower therein or thereto, either at law or in equity, in possession or in expectancy and all estate, right, title and interest of Borrower in and to all streets, roads and public places, opened or proposed, now or hereafter used in connection with, existing, belonging or appertaining to the Land.

         1.16 Laws: any and all Federal, regional, state or local laws, ordinances, rules, regulations, statutes, decisions, orders, judgments, directives or decrees of any governmental or regulatory authority, court or arbitrator whether now in force or as amended or enacted in the future, including, without limitation, the Americans with Disabilities Act of 1990, the Water Pollution Control Act, the Toxic Substances Control Act, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 as amended by the Superfund Amendment and Reauthorization Act of 1986, the Resource Conservation and Recovery Act of 1976, and all regulations thereunder.

         1.17 Leases: all leases, license agreements and other occupancy or use agreements (whether oral or written), now or hereafter existing, which cover or relate to all or any portion of the Property, together with all options therefor, amendments thereto and renewals, modifications and guarantees thereof, and all rents, royalties, issues, profits, revenues, income and other benefits of the Property arising at any time (including, without limitation, after the filing of any petition under any present or future Federal or state bankruptcy or similar law) from the use or enjoyment thereof, including, without limitation, cash or securities deposited thereunder to secure performance by the tenants of their obligations thereunder, whether said cash or securities are to be held until the expiration of the terms of the Leases or applied to one or more of the installments of rent coming due, additional, percentage, participation and other rentals, fees and deposits.

         1.18 Lease Assignment: a certain Assignment of Leases and Rents of even date herewith from Borrower to Lender and all replacements, substitutions, modifications or amendments thereto or extensions thereof .

         1.19 Loan Documents: this Deed of Trust, the Note, the Lease Assignment, the Guaranty, and any and all other documents or instruments related thereto or to the Secured Debt now or hereafter given by or on behalf of Borrower and the Guarantor(s) to or for the benefit of Lender.

         1.20     Net Proceeds: as defined in Paragraph 5.3.

         1.21 Note: a certain Promissory Note of even date herewith made by Borrower in favor of Lender in the Note Amount and all replacements, substitutions, modifications, renewals and extensions thereof, which Note is payable in Monthly Payments, until the Maturity Date (as each term is defined in the Note).

         1.22     Parties in Interest: as defined in clause (d) of Paragraph
                  9.1.

         1.23 Permitted Encumbrances: matters set forth or referred to in Schedule B Part 1 of Lender's title insurance policy issued in connection with the execution and recording of this Deed of Trust and the matters disclosed that certain ALTA/ACSM survey dated September 24, 1999 prepared by Mission Engineers, Inc. (Job No. 94571).

         1.24 Personalty: all of Borrower's interest in personal property of any kind or nature whatsoever, whether tangible or intangible, which is used or will be used in the construction of the Realty, all accounts, documents, instruments, chattel paper, equipment, and general intangibles (as those terms are defined in the Uniform Commercial Code of the State) relating to the ownership or occupancy of the Property, all plans and specifications, contracts and subcontracts for the construction, reconstruction or repair of the Improvements, all bonds, permits, licenses, guarantees, warranties, causes of action, judgments, claims, profits, security deposits, utility deposits, refunds of fees, Insurance Premiums, deposits paid to any governmental authority, letters of credit, insurance policies, Insurance Proceeds, Taking Proceeds, and escrowed funds together with all present and future attachments, accretions, accessions, replacements, and additions thereto and products and proceeds thereof. Notwithstanding anything to the contrary herein or in any other Loan Document, the term "Personalty" shall not include and in no event shall Lender have any lien, interest or other right whatsoever in any item of process heating, ventilating, cooling, plumbing, or electrical equipment, communications equipment, production machinery or equipment, moveable partitions, or any other equipment, machinery, inventory, furniture or fixtures located within the Improvements which may be removed from the Property without any material permanent damage to the Property or the building systems thereof. Upon request, Lender shall execute such documents as Borrower shall reasonably request to evidence the foregoing exception to any prospective purchaser or lender of Borrower of such property.

         1.25 Property. the Realty and Personalty or any portion thereof or interest therein, except as the context otherwise requires.

         1.26     Property Liabilities: as defined in clause (e) of Paragraph
                  4.1.

         1.27 Property Taxes and Charges: all real estate taxes, personal property taxes, betterments, assessments (general and special), imports, levies, water, utility and sewage charges, any and all income, franchise, withholding, profits and gross receipts taxes, all other taxes and public charges, imposed upon or assessed against Borrower or the Property or upon the revenues, rents, issues, income and profits of use or possession thereof, and any stamp or other taxes which may be required to be paid with respect to any of the Loan Documents, any of which might, if unpaid, result in a lien on the Property, regardless to whom paid or assessed.

                  The term "real estate taxes" in the foregoing sentence shall include any form of assessment, license fee, license tax, business license fee or tax, commercial rental tax, levy, charge, penalty, tax or similar imposition, imposed by any authority having the direct power to tax, including any city, county, state or Federal government, or any school, architectural, lighting, drainage or other improvement or special assessment district thereof, against any legal or equitable interest in the Property, except general business taxes, net income taxes and franchise taxes imposed on Lender other than taxes or other amounts referred to in Paragraph 4.1(d).

         1.28 Realty: the Land and Improvements or any portion thereof or interest therein, as the context requires.

         1.29     Restoration: as defined in clause (a)(i) of Paragraph 5.4.

         1.30 Secured Debt: to the extent not prohibited by Laws, all principal, interest, late charges and other sums, charges, premiums, prepayment and other indemnification amounts or other amounts due or to become due under the Loan Documents, together with any other sums expended or advanced by or on behalf of Lender under the Loan Documents or otherwise with respect to the care, maintenance or preservation of the Property or the enforcement of the Loan Documents.

         1.31     Taking: as defined in Paragraph 5.1.

         1.32     Taking Proceeds: as defined in clause (a) of Paragraph 5.3.

         1.33     Trustee: as defined on the cover sheet hereof.

2. GRANTING CLAUSES. For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower has executed and delivered the Loan Documents and hereby irrevocably and absolutely grants, transfers, assigns, mortgages, bargains, sells and conveys to Trustee for the benefit of Lender with all POWERS OF SALE AND STATUTORY RIGHTS AND COVENANTS in the State, all of Borrower's estate, right, title and interest in, to and under the Realty, and grants to Lender a first and prior security interest in the Personalty and any and all of the following, whether now owned or held or hereafter acquired or owned by Borrower:

         (a)      all Leases;

         (b) all profits and sales proceeds including, without limitation, earnest money and other deposits, now or hereafter becoming due by virtue of any contract or contracts for the sale of Borrower's interest in the Property; and

         (c) all proceeds (including claims thereto or demands therefore) of the conversion, voluntary or involuntary, permitted or otherwise, of any of the foregoing into cash or liquidated claims.

         FOR THE PURPOSE OF SECURING THE FOLLOWING OBLIGATIONS OF BORROWER TO LENDER, in such order of priority as Lender may elect:

         (1)      payment of the Secured Debt;

         (2)      payment of such additional sums with interest thereon which
                  (i) may hereafter be loaned to Borrower by Lender where evidenced by another note or notes, reciting it is so secured, payable to Lender or order or any successor in ownership; or
                  (ii) advanced under the Loan Documents, even if the sum of the amounts outstanding at any time exceeds the Note Amount; and

         (3) due, prompt and complete observance, performance, fulfillment and discharge of each and every obligation, covenant, condition, warranty, agreement and representation contained in the Loan Documents.

         This Deed of Trust is also intended to be a security agreement under the Uniform Commercial Code as in force from time to time in the State.

3. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Lender that the following are true, correct and complete as of the date of this Deed of Trust.

         3.1 Due Organization; Authority. Borrower is duly organized and validly existing and in good standing under the laws of the State and has power adequate to carry on its business as presently conducted, to own the Property, to make and enter into the Loan Documents and to carry out the transactions contemplated therein.

         3.2 Execution, Delivery and Effect of Loan Documents. The Loan Documents have each been duly authorized, executed and delivered by Borrower, and each is a legal, valid and binding obligation of Borrower, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally and subject to the exercise of judicial discretion in accordance with general principles of equity and statutes and judicial decisions limiting the enforceability of indemnities, due on sale or similar provisions of the Loan Documents..

         3.3 Other Obligations. Borrower is not in violation of any material term or provision of any document governing its organization or existence or in default under any material instruments or obligations relating to Borrower's business, Borrower's assets or the Property. No party has asserted any material claim or default relating to the Property or any other claim which is reasonably likely to have a material adverse effect on the business, properties or financial position of the Borrower and its subsidiaries, taken as a whole (a "Material Adverse Effect"). The execution and performance of the Loan Documents and the consummation of the transactions contemplated thereby will not materially violate or contravene or constitute a material default under any charter, certificate, by laws, partnership agreement, trust declaration, contract, agreement, document or other instrument to which Borrower is a party or by which Borrower may be bound or affected, do not and will not violate or contravene any Laws to which Borrower is subject, in either case, in a manner which is reasonably likely to have a Material Adverse Effect; nor do any such instruments impose or contemplate any obligations which are or will be materially inconsistent with the Loan Documents. Borrower has filed all Federal, state, county and municipal income tax returns required to have been filed by Borrower and has paid all taxes which have become due pursuant to such returns or pursuant to any assessments received by Borrower except when the failure to file or the nonpayment is immaterial. Borrower does not know of any basis for additional assessment with regard to any such material tax. No approval by, authorization of, or filing with any Federal, state or municipal or other governmental authority is necessary in connection with the authorization, execution and delivery of the Loan Documents.

         3.4 Construction and Completion of Improvements. The presently existing Improvements have been completed and installed in a good and workmanlike manner, in compliance in all material respects with Laws and any plans and specifications previously delivered to, and approved in writing by, Lender. The Improvements do not contain any urea formaldehyde or asbestos. The Improvements are served by electric, gas, sewer, water, telephone and other utilities required for the present and contemplated uses and operation thereof. Any and all streets, utility lines and off-site improvements, which provide access to the Property or are necessary for its present and contemplated uses, have been completed, are serviceable and have been accepted or approved by appropriate governmental bodies.

         3.5 Legal Actions. There are no material actions suits or proceedings including, without limitation, any Environmental Actions or Claims (whether or not material), condemnation, insolvency or bankruptcy proceedings, pending or, to the best of Borrower's knowledge and belief, threatened against or affecting Borrower, its business or the Property; or investigations, at law or in equity before or by any court or governmental authority pending or, to the best of Borrower's knowledge and belief, threatened against or affecting Borrower, Borrower's business or the Property, except in all the foregoing cases, actions, suits and proceedings fully covered by insurance and heretofore fully disclosed in writing to Lender or, which if resolved adversely to Borrower, would not have a material, adverse effect on Borrower or the Property. Borrower is not in default with respect to any order, writ, injunction, decree or demand of any court or any governmental authority affecting Borrower or the Property. Furthermore, to the best knowledge and belief of Borrower, there is no basis for any unfavorable decision, ruling or finding by any court or governmental authority which would in any material respect adversely affect the validity or enforceability of the Loan Documents, or have a Material Adverse Effect on Borrower (financial or otherwise) or adversely affect the ability of Borrower to meet Borrower's obligations under the Loan Documents.

         3.6 Financial Statements. All statements, financial or otherwise, submitted to Lender in connection with the Commitment are true, correct and complete in all material respects, and such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied (or other basis of accounting practices permitted by Lender) and fairly present the financial condition of the parties or entities covered by such statements as of the date thereof. Since the date thereof, and, except as disclosed to Lender in writing, neither Borrower nor any such party or entity has experienced any material adverse change in its finances, business, operations, affairs and prospects taken as a whole.

         3.7 Adverse Change to Property. No event or series of events has occurred since the date of the Commitment which would, either individually or collectively, materially and adversely affect the Property.

         3.8 Title to Property. Borrower has good and clear record and marketable title to the Realty and good and merchantable title to the Personalty, free of all liens, claims, encumbrances or restrictions other than the Permitted Encumbrances.

         3.9 Compliance with Laws and Private Covenants. The Property complies in all material respects with all Laws. Borrower has examined and is familiar with all private covenants affecting the Property, including, without limitation, private covenants contained in the Permitted Encumbrances and there now exists no material violation thereof. Borrower has no notice that any of the Improvements encroach upon any easement over the Land or encroach upon adjacent property or that buildings or other structures on adjacent property encroach upon the Land.

         3.10 Independence of the Property. The Land is a separate and distinct parcel for tax purposes and is not subject to Property Taxes and Charges against any other land. Borrower has not by act or omission permitted any building or other improvements on property not covered by this Deed of Trust to rely on the Property or any part thereof or any interest therein to fulfill any municipal or governmental requirement for the existence of such property, building or improvement, except for the matters included in the Permitted Exceptions, and no Improvement on the Property relies on any property not covered by this Deed of Trust or any interest therein to fulfill any governmental or municipal requirement. Borrower has not by act or omission impaired the integrity of the Property as a single, separate, subdivided zoning lot separate and apart from all other property.

         3.11 Contamination. To the best of Borrower's knowledge and belief, after due investigation and inquiry, no Hazardous Materials are present in the soil, groundwater, surface water, air or building materials of the Property, other that as disclosed in that certain Environmental Site Assessment dated September 22, 1999 prepared by Allwest Environmental Inc. which has been provided to Lender.

4.       COVENANTS

         4.1      Payments.

                  (a) Secured Debt. Borrower shall pay to Lender the Secured Debt at the times and in the manner provided in the Note and the other Loan Documents.

                  (b) Property Taxes and Charges. Except as provided in Paragraph 4.1(f), Borrower shall pay, prior to the date on which interest begins to accrue thereon or any assessment becomes delinquent, all Property Taxes and Charges. Upon Lender's written request, Borrower shall furnish to Lender, within 30 days after the date on which any such Property Taxes and Charges are due and payable, official receipts from the appropriate taxing authority, or other proof satisfactory to Lender, evidencing the payment thereof.

                  (c) Escrow. Borrower shall pay to Lender monthly, on each date on which a Monthly Payment (as defined in the Note) is due, 1/12 of such amount as Lender from time to time estimates will be required to pay all Property Taxes and Charges when due. If the Property Taxes and Charges are due in less than twelve months from the First Payment Date (as defined in the Note), Borrower shall make equal monthly payments in amounts sufficient to pay the Property Taxes and Charges when due. Borrower shall also pay to Lender monthly, on each date on which a Monthly Payment is due under the Note, 1/12 of such amount as Lender from time to time estimates will be required to pay Insurance Premiums. If the Insurance Premiums are due in less than twelve months from the date of the first Monthly Payment after the occurrence of an Event of Default, Borrower shall make equal monthly payments in amounts sufficient to pay the Insurance Premiums when due. Lender's estimates shall be based on the amounts actually payable or, if unknown, on the amounts actually paid for the year preceding that for which such payments are being made. Borrower shall transmit to Lender bills for the Property Taxes and Charges and Insurance Premiums as soon as received. When Lender has received funds sufficient to pay the same, Lender shall, except as provided in Paragraph 10.2, pay such bills. If the amount paid by Borrower in any year exceeds the aggregate required, such excess shall be applied to escrow payments for the succeeding year. Any deficiencies shall be paid by Borrower to Lender within the (10) days following delivery of Lender's written request. Payments for such purposes may be made by Lender at its discretion even though subsequent owners of the Property may benefit thereby. Lender shall not be a trustee of such funds and may commingle them with its general assets without any obligation to pay interest thereon or account for any earnings, income or interest on such funds.

                  (d) Taxes on Trustee or Lender. If any Law imposes upon Trustee or Lender the obligation to pay the whole or any part of the Property Taxes and Charges or changes in any way Laws relating to taxation so as to affect adversely the Loan Documents, then Borrower shall pay such Property Taxes and Charges or reimburse Trustee and Lender immediately therefor, unless in the reasonable, informed opinion of counsel to either Trustee or Lender, it might be unlawful to require Borrower to pay the same or such payment might result in the imposition of interest prohibited by Laws. In such case, an Event of Default shall exist, but if Lender accelerates the Secured Debt solely because of such Event of Default, the Secured Debt shall not include the prepayment indemnification provided for in paragraph 13 of the Note.

                  (e) Liabilities. Except as provided in Paragraph 4.1(f), Borrower shall pay, prior to delinquency, all debts and liabilities incurred in the construction, operation, development, use, enjoyment, repair, maintenance, replacement, restoration, management and Clean-Up of the Property ("Property Liabilities") including without limitation, utility charges, sums due to mechanics and materialmen and other sums secured or which might be secured by liens on the Property.

                  (f) Right to Contest. Borrower may, in good faith and by appropriate proceedings, contest the validity, applicability or amount of any asserted Property Taxes and Charges, Property Liabilities or liens, charges, attachments or lis pendens under Paragraph 4.2(b) ("Contested Sum") after written notice of the same to Lender. During such contest, Borrower shall not be deemed in default hereunder if: (i) prior to delinquency of the Contested Sum, Borrower deposits with Lender or Lender's nominee cash or other security, in form reasonably satisfactory to Lender, adequate to cover the payment of such Contested Sum and any obligation, whether matured or contingent, of Borrower, Trustee or Lender therefor, together with interest, costs and penalties thereon; and (ii) Borrower promptly pays any amounts adjudged to be due, together with all costs, penalties and interest thereon, on or before such judgment becomes final. Each such contest shall be concluded and the Contested Sum, interest, costs and penalties thereon shall be paid prior to the date any writ or order is issued under which the Property could be sold pursuant to such judgment, but in any event on or before the 15th day following the date the judgment becomes final.

                  (g) Expenses. To the extent allowed by Laws, Borrower shall pay, on demand, but without counterclaim, setoff, deduction, defense, abatement, suspension, deferment, discrimination or reduction all fees (including, without limitation, reasonable attorneys' fees and disbursements) taxes, recording fees, commissions and other liabilities, costs and expenses incurred in connection with: (i) the making or enforcement of the Loan Documents; (ii) Trustee's or Lender's exercise and enforcement of its rights and remedies under Paragraphs 7 and 8 hereof; (iii) Trustee's or Lender's protection of the Property and its interest therein in accordance with the Loan Documents; and (iv) any amendments, consents, releases, or waivers requested by Borrower if granted by Lender under the Loan Documents.

                  Borrower shall not be entitled to any credit on the Secured Debt by reason of its payment of any sums required to be paid under Paragraph 4.1(b) through (f) unless such sums are paid to reimburse Lender for amounts paid by Lender and added by Lender to the Secured Debt.

         4.2      Operation of the Property.

                  (a) Maintenance; Alterations. Borrower shall maintain and preserve the Property in good repair and condition and shall correct any defects or faults in the Property. Borrower shall not commit, permit or suffer any demolition or waste of the Property or any use or occupancy which constitutes a public or private nuisance. Borrower shall not do, permit or suffer to be done any act whereby the value of the Property may be materially decreased. Borrower shall not make any material alterations, improvements, additions, utility installments or the like to the Property without the prior written consent of Lender in each instance; provided, however, Borrower may make replacements or substitutions of any item of the Personalty if the replacement or substitution is of a quality, utility, value, condition and character similar to or better than the replaced or substituted item and is free and clear of any lien, charge, security interest or encumbrance, except for the Permitted Liens and those as created or permitted by this Deed of Trust.

                  (b) Liens. Except as provided in Paragraph 4.1(f) Borrower shall promptly discharge any mechanics, laborers', materialmens' or similar lien or any other lien, charge, attachment, or lis pendens filed or recorded against the Property which relates to Borrower, the Property or any Contamination.

                  (c) Compliance with Laws and Private Covenants. Borrower shall keep, observe, and satisfy and not suffer violations of Laws and private covenants (whether or not listed as Permitted Encumbrances) materially affecting the Property.

                  (d) Use. Borrower shall not permit the use or occupancy of the Property other than Permitted Leases as defined in the Lease Assignment and other than pursuant to

                           Leases which shall have been approved in advance and in writing by Lender pursuant to the Lease Assignment or which require no approval thereunder. Borrower shall not use or permit the use or occupancy of the Property in a manner which will result in the release or disposal of Hazardous Materials to the soil, ground water, surface water, air or building materials of the Property and Borrower shall take all steps reasonably necessary under the circumstances including, without limitation, periodic inspections and assessments of the Property, to determine whether the release or disposal of Hazardous Materials to the soil, ground water, surface water, air or building materials of the Property has occurred.

                  (e) Inspection. Whether or not an Event of Default (as defined in Paragraph 9.1) has occurred and exists, Lender and its agents and contractors, shall have the right, but not the duty or obligation, to enter upon the Property at reasonable times without delay, hindrance or restriction, in order to conduct appraisals and inspections of the Property, including, but not limited to environmental inspections. If, in the reasonable belief of Lender, the release or disposal of Hazardous Materials to the soil, ground water, surface water, air or building materials of the Property has occurred or is likely to occur Lender shall have the right, but not the duty or obligation to conduct, or cause to be conducted, testing, including, but not limited to, soil, air and groundwater sampling, regarding such release or disposal of Hazardous Materials to the soil, ground water, surface water, air or building materials of the Property. Any environmental inspections or testing shall be paid for by Borrower. Lender shall have the right, but not the duty or obligation, to disclose the results of such inspections and testing as required by Laws or as deemed appropriate by Lender.

                  (f) Notification of Contamination; Clean-Up. Borrower shall notify Lender immediately upon discovery of any release or disposal of Hazardous Materials to the soil, ground water, surface water, air or building materials of the Property. Borrower shall not, without Lender's prior consent, initiate Clean-Up of any Contamination, or enter into any settlement agreement, consent decree or other compromise with respect to any violation or alleged violation of any Laws concerning Hazardous Substances, if such Clean-up, settlement agreement, consent decree or other compromise might, in Lender's sound business judgment, impair the value of Lender's security hereunder; provided, however, that Lender's prior consent shall not be required in the event the Contamination either poses an immediate threat to the health, safety or welfare of any individual or is of such a nature that an immediate remedial response is necessary, such that it is impossible to obtain Lender's consent before taking such remedial action; provided further, however, that in such event, Borrower shall notify Lender as soon as practicable of any remedial action so taken.

         4.3 Insurance. Borrower shall obtain and keep in force, with one or more insurers with a Best's Rating of A-NII or higher, such insurance as Lender may from time to time specify by notice to Borrower, including, as a minimum, insurance providing: (i) commercial general liability and property damage coverage with a broad form coverage endorsement, with limits of liability determined to be acceptable by Lender from time to time and a combined single limit of at least $3,000,000; (ii) protection against fire, "extended coverage" and other "All Risk" perils, including, if specifically required by Lender, earthquake, to the full replacement cost of the Property; (iii) rent loss insurance in an amount of not less than a sum equal to 12 months of rental income from all Leases; and (iv) flood insurance if the Property is located in an area identified by the Secretary of Housing and Urban Development as an area having special flood hazards or in which flood insurance has been made available under applicable Laws. All property insurance policies shall include the standard mortgagee clause in the State naming Lender as the first mortgagee with all losses payable to Lender, and shall also include an agreed-amount endorsement sufficient to prevent Borrower from becoming a co-insurer. All liability policies shall name Lender as an additional insured. All insurance policies shall provide that the policy may not be cancelled without 30 days prior written notice to Lender or otherwise modified without 10 days prior written notice to Lender, and that no act or thing done by Borrower shall invalidate the policy as against Lender, and that the deductible for any single Casualty shall not be more than $25,000, or, in the case of earthquake or flood insurance, such other higher deductible as is commercially reasonable and customary. At least 30 days prior to the expiration date of any policy required hereunder, Borrower shall provide Lender or Lender's designee with evidence of compliance with this Paragraph 4.3, in such form as required from time to time by Lender. Such form shall bear notations evidencing the prior payment of premiums ("Insurance Premiums") or shall be accompanied by other evidence satisfactory to Lender that such payment has been made.

                  All property insurers shall agree not to acquire any rights of recovery against Lender by subrogation. Borrower, to the full extent permitted by Laws and to the full extent permitted without invalidating the insurance policies required above, shall obtain endorsements by all insurers waiving any right of subrogation against tenants under any Leases and shall require the same of such tenants. Lender shall not because of accepting, rejecting, approving or obtaining insurance, incur any liability for the existence, nonexistence, continuation, form or legal sufficiency of any insurance, the solvency of any insurer, or the payment of losses.

                  Borrower shall furnish to Lender or Lender's designee an original of all policies of insurance required under this Deed of Trust, provided, however, that if Lender consents to Borrower providing any of the insurance required under this Deed of Trust through blanket policies carried by Borrower and covering more than one location, Borrower shall furnish Lender or Lender's designee with a certificate of insurance for each such policy, setting forth the coverage, the limits of liability as to the Property, the name of the insurer, the policy number and the expiration date, or with a certified true copy of the original of each such policy.

                  Borrower shall keep, observe and satisfy, and not suffer violations of the requirements, including those requirements pertaining to acts committed or conditions existing on the Property, of insurance companies and any bureau or agency which establishes standards of insurability affecting the Property. Borrower shall not carry separate or additional insurance concurrent in form or contributing in the event of loss with that required by this Deed of Trust.

                  Upon foreclosure of this Deed of Trust or other transfer of title or assignment of the Property in discharge, in whole or part, of the Secured Debt, all right, title and interest of Borrower in and to all policies of insurance required by this Paragraph 4.3 shall inure to the benefit of and pass to Lender.

         4.4 Sales and Encumbrances. Except as herein expressly provided, Borrower shall not, without the prior written consent of Lender, which consent, if given in Lender's sole unfettered discretion, may be conditioned upon a change in the interest rate under the Note, payment of a fee or change in the term of the Note, adjustment of the Maturity Date or amortization period or one or more of the foregoing or other requirements of Lender:

                  (a) convey, assign, sell, mortgage, encumber, pledge, dispose of, hypothecate, grant a security interest in, grant options with respect to, or otherwise dispose of (directly or indirectly or by operation of law or otherwise, of record or not) all or any part of any legal or beneficial interest in any part or all of the Property or the Leases, or any interest therein; or

                  (b) directly or indirectly sell, assign or otherwise dispose of (whether or not of record or for consideration), or permit the sale, assignment or other disposition of; (i) any legal or beneficial interest in the stock of any corporation which is either Borrower or is a beneficial owner of all or part of Borrower or the Property; or (ii) any legal or beneficial interest in Borrower (or any trust of which Borrower is a trustee) if Borrower is a limited or general partnership, limited liability company, joint venture, trust, nominee trust, tenancy in common or other unincorporated form of business association or form of ownership, except limited partnership interests if Borrower is a limited partnership.

         4.5 Financial Records and Statements. Borrower shall keep accurate books and records in accordance with generally accepted accounting principles consistently applied (or other basis of accounting practices prescribed or permitted by Lender) in which full, true and correct entries shall be promptly made as to all operations of the Property and shall permit all such books and records to be inspected and copied by Lender, its designees or its representatives during customary business hours. Borrower shall deliver to Lender within 120 days after the close of its financial year, and upon request by Lender at any time during the term of the loan secured by the Loan Documents, a statement of condition or balance sheet of Borrower relating solely to the Property as of the end of such year and an annual operating statement showing in reasonable detail all income and expenses of Borrower with respect to the Property, both certified as to accuracy by either an independent certified public accountant acceptable to Lender (if requested by Lender) or the senior financial officer or partner of Borrower. Borrower shall also deliver to Lender within 120 days after the close of its financial year and upon request by Lender at any time during the year a current list of all persons then occupying portions of the Property under Leases, the rentals payable by such tenants and the unexpired terms of their Leases, certified as to their accuracy by a representative of Borrower acceptable to Lender, and in form and substance satisfactory to Lender.

         4.6 Indemnity. Borrower shall indemnify, defend and hold harmless Trustee and Lender, its agents, employees and contractors from and against, and upon demand, reimburse Trustee and Lender for all claims, demands, liabilities, losses, damages, judgments, penalties, costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements, which may be imposed upon, asserted against or incurred or paid by either Trustee or Lender by reason of, on account of or in connection with:

                  (a)      any violation of Laws;

                  (b) any bodily injury or death or property damage occurring in, upon or in the vicinity of the Property through any cause whatsoever;

                  (c) any Contamination, any Clean-Up, any Environmental Actions or Claims, or the imposition or recording of a lien against the Property due to any Contamination;

                  (d) any act performed or omitted to be performed under the Loan Documents or on account of any transaction arising out of or in any way connected with the Property or the Loan Documents;

                  (e) any expenditures or amounts advanced (other than advances of principal under the Note) by Lender at any time under the Loan Documents; and

                  (f) any act or omission of Lender under any Lease or under the Loan Documents as a result of Lender's exercise of rights or remedies under Paragraph 10.2 or under any of the other Loan Documents.

                  The foregoing indemnification shall apply in all instances, unless the claim was directly caused by the gross negligence or intentional misconduct of Lender, but shall not apply to Contamination first present on the Property on or after a foreclosure of this Deed of Trust (or a deed in lieu of such foreclosure), and any Clean-Up or Environmental Actions or Claims relating to such Contamination.

                  Borrower shall have the right to control any action for which an indemnity is required pursuant to this Paragraph 4.6 through counsel of its choice, subject to Lender's consent; however, at Lender's option, Lender may participate in such action through its own counsel at Borrower's expense. If Borrower does not notify Lender of its intent to control such action within 30 days of delivery to Borrower of Lender's notice of such claim, Lender may control and settle such action, including a settlement for non-monetary relief such as Clean-Up, without Borrower's consent and at Borrower's expense.

                  If Borrower is a general or limited partnership or limited liability company, Borrower waives any rights it may have to require Lender to proceed against the assets of the partnership or limited liability company before proceeding against the assets of individual general partners in the exercise of its rights under this Paragraph 4.6.

         4.7 Notices. Borrower shall deliver to Lender at Lender's Notice Address promptly upon receipt of the same, copies of all notices, certificates, documents and instruments received by Borrower which materially and adversely affect Borrower, the Property or the Leases, including, without limitation, those given in connection with Contamination or Environmental Actions or Claims.

         4.8 Estoppel Certificates. Borrower shall promptly furnish to Lender from time to time, on the request of Lender, written certifications signed and, if so requested, acknowledged setting forth the then unpaid principal and interest under the Note and specifying any claims, offsets or defenses which Borrower asserts against the Secured Debt or any obligations to be paid or performed by Borrower under the Loan Documents, together with any other information reasonably requested by Lender.

         4.9 Legal Existence. Borrower shall continuously maintain its existence as a legal entity and its right to own the Property and to do business in the State.

         4.10 Defense and Notice of Actions. Borrower shall, without liability, cost or expense to Trustee or Lender protect, preserve and defend title to the Property, the security hereof and the rights or powers of Trustee or Lender hereunder, against all adverse claimants to title or any possessory or non-possessory interests therein, whether or not such claimants or encumbrancers assert title paramount to that of Borrower, Trustee or Lender or claim their interest on the basis of events or conditions arising subsequent to the date hereof.

         4.11 Lost Note. Borrower shall, if the Note is mutilated, destroyed, lost, or stolen, deliver to Lender a new promissory note containing the same terms and conditions as the Note with a notation thereon of the unpaid principal and accrued and unpaid interest, whereupon the prior note shall be void and of no further force and effect. Any such new note shall be secured hereby and shall be deemed to be the "Note" referred to herein.

         4.12 Personalty. Borrower shall use the Personalty primarily for business purposes and keep it at the Land. Borrower shall immediately notify Lender in writing of any change in its principal place of business and, as of the execution hereof and hereafter from time to time when requested by Lender, upon any acquisition of items of property constituting Personalty, Borrower shall provide Lender with a current, accurate inventory of the Personalty.

         4.13 Further Assurances. Borrower shall promptly upon request of Lender or Trustee: (a) correct any defect, error or omission which may be discovered in the contents of any Loan Document or in the execution or acknowledgement thereof; (b) execute, acknowledge, deliver and record or file such further instruments (including, without limitation, mortgages, deeds of trust, security agreements, financing statements and specific assignments of rents or leases); and (c) do such further acts as may be necessary, desirable or proper in Trustee's or Lender's opinion to: (i) protect and preserve the first and valid lien, title and security interest of this Deed of Trust on the Property or subject thereto any property intended by the terms thereof to be covered thereby, including, without limitation, any renewals, additions, substitutions or replacements thereto; or (ii) protect the interest and security interest of Trustee or Lender under the Loan Documents in the Property against the rights or interests of third parties.

                  Borrower hereby appoints each of Trustee and Lender as its attorney-in-fact, coupled with an interest, to take the above actions and to perform such obligations on behalf of

                  Borrower, at Borrower's sole expense, if Borrower fails to comply with this Paragraph 4.13.

         4.14 Year 2000 Compliance. Borrower has reviewed and assessed its business operations and computer systems and applications to address the "Year 2000 Problem" (that is, that computer applications and equipment used by Borrower, directly or indirectly through third parties, may be unable to properly perform date-sensitive functions before, during and after January 1, 2000). Borrower reasonably believes that the Year 2000 Problem will not result in a material adverse change in Borrower's business condition (financial or otherwise), operations, properties or prospects or ability to repay Lender. Borrower will promptly deliver to Lender such information relating to this representation at Lender reasonably requests from time to time.

5.       CASUALTIES AND TAKINGS.

         5.1 Notice to Lender. In the case of any act or occurrence of any kind or nature which results in damage, loss or destruction to the Property ("Casualty"), or commencement of any proceedings or actions which might result in a condemnation or other taking for public or private use of the Property or which relates to injury, damage, benefit or betterment thereto ("Taking"), Borrower shall immediately notify Lender describing the nature and the extent of the Taking or the Casualty, as the case may be. Borrower shall promptly furnish to Lender copies of all notices, pleadings, determinations and other papers in any such proceedings or negotiations.

         5.2 Repair and Replacement. In case of a Casualty or Taking, Borrower shall promptly (at Borrower's sole cost and expense and regardless of whether the Insurance Proceeds or the Taking Proceeds, if any, shall be sufficient or made available by Lender for the purpose) restore, repair, replace and rebuild the Property as nearly as possible to its quality, utility, value, condition, and character immediately prior to the Casualty or the Taking, as the case may be. However, upon a Casualty or Taking resulting in a restoration cost that exceeds 25% of the then replacement value of the Improvements or a Taking of more than 25% of the area of the Land, and application by Lender of the Insurance Proceeds or the Taking Proceeds to reduction of the Secured Debt in accordance with this Deed of Trust, Borrower shall be obligated only to remove any debris from the Property and take such actions as are necessary to make the undamaged or non-taken portion of the Property into a functional economic unit insofar as it is possible under the circumstances.

         5.3      Insurance Proceeds and Taking Proceeds.

                  (a) Collection. Borrower shall use its best efforts to collect the maximum amount of insurance proceeds payable on account of any Casualty ("Insurance Proceeds"), and the maximum award, payment or compensation payable on account of any Taking ("Taking Proceeds"). In the case of a Casualty, Lender may, in its sole unfettered discretion, make proof of loss to the insurer, if not made promptly by Borrower. Borrower shall not settle or otherwise compromise any claim for Insurance Proceeds or Taking Proceeds without Lender's prior written consent.

                  (b) Assignment to Lender. Borrower hereby assigns, sets over and transfers to Lender all Insurance Proceeds and Taking Proceeds and authorizes payment of such Insurance Proceeds and Taking Proceeds to be made directly to Lender. Lender shall apply the Insurance Proceeds and Taking Proceeds first to pay all expenses incurred by Lender in connection with the Casualty or Taking, including, without limitation, attorney's fees and title fees.

                  (c) Application of Proceeds. Unless the conditions set forth in Paragraph 5.4 for the application of Insurance Proceeds to Restoration are satisfied, Lender may, in its sole unfettered discretion, apply the balance of the Insurance Proceeds or Taking Proceeds ("Net Proceeds") to either of the following, or any combination thereof:

                           (i) to the payment of the Secured Debt, either in whole or in part, in any order determined by Lender in its sole unfettered discretion; or

                           (ii) to repair or replacement, either partly or entirely, of any part of the Property so destroyed, damaged or taken, in which case Lender may impose such terms, conditions and requirements for the disbursement of the Insurance Proceeds or Taking Proceeds as it, in its sole unfettered discretion, deems advisable. Lender shall be a trustee with respect to any Insurance Proceeds or Taking Proceeds, and shall deposit the Insurance Proceeds or Taking Proceeds in an interest bearing account.

                  If any portion of the Secured Debt shall thereafter be unpaid, Borrower shall not be excused from the payment thereof in accordance with the terms of the Loan Documents. Lender shall not, in any event or circumstance, be liable or responsible for failure to collect or exercise diligence in the collection of any Insurance Proceeds or Taking Proceeds.

         5.4 Disbursement of Insurance Proceeds to Borrower. Notwithstanding anything to the contrary in the Loan Documents, Lender will disburse the Insurance Proceeds to Borrower, subject to and in accordance with the terms and conditions of this Paragraph 5.4, provided that: (1) there exists no Event of Default or occurrence or facts which with the passage of time, the giving of notice, or both, will be an Event of Default which remains uncured at the commencement of or during the Restoration; (2) the Casualty does not occur within nine months of the Maturity Date; (3) Lender's security is not impaired by the Restoration or release of Insurance Proceeds; and (4) Borrower has submitted evidence satisfactory to Lender that Restoration can be completed within 270 days after the Casualty, subject to delay beyond Borrower's control, other than lack of funds.

                  As to any loss or damage which Lender estimates can be repaired for less than 1/2 of 1 % of the then Secured Debt, Lender shall disburse to Borrower from the Net Proceeds the amount which it determines is necessary to repair the damage, which amounts shall be used by Borrower to restore the damage to the Property caused by the Casualty.

                  As to all other Casualties, Lender shall disburse the Net Proceeds related thereto to Borrower on the following terms and conditions:

                  (a) Prior to the first and each subsequent disbursement, Borrower shall give proof satisfactory to Lender that:

                           (i) Lender is holding a fund comprised of the Net Proceeds and, if necessary, additional deposits made by Borrower or tenants of the Property, sufficient to restore the Property to its condition and use immediately prior to such loss or damage ("Restoration"), together with a fund comprised of Net Proceeds or funds deposited by Borrower, sufficient to pay operating expenses, Property Taxes and Charges, the Monthly Payments (as defined in the Note) and other so-called "carrying costs" of the Property during the period of Restoration;

                           (ii) there are no Laws preventing Restoration of the Property;

                           (iii) immediately after Restoration, the Leases on the Property will produce sufficient income to provide a debt coverage ratio of at least
                                    1.1 : 1. The debt coverage ratio shall be calculated by dividing the operating income (less operating expenses and Property Taxes and Charges) obtained from the Leases during the twelve month period immediately after the Restoration by the total principal and interest payments due on all indebtedness secured by the Property during the same period;

                           (iv) the Restoration will be conducted under the supervision of an architect, engineer and/or a general contractor selected by and paid by Borrower and approved by Lender;

                           (v) the Restoration will be performed pursuant to plans and specifications approved by Lender and by a contractor or contractors approved by Lender; and

                           (vi) the Property, after such Restoration, shall be in compliance with Laws.

                  (b) With respect to each disbursement and accompanying each request therefor, there shall be delivered to
                           Lender:

                           (i) a certificate addressed to Lender and executed by Borrower and by the architect, engineer or general contractor supervising the Restoration that such disbursement is to pay for costs of the Restoration not paid previously by any other prior disbursement, that the amount of such disbursement does not exceed the aggregate of such costs incurred or paid on account of work, labor or services performed and materials installed in or stored upon the Property at the date of such certificate and that the disbursement requested, together with the disbursements made prior thereto, collectively, as a percentage of the total Net Proceeds, do not exceed the percentage of completion of the Restoration; and

                           (ii) an endorsement to Lender's title insurance policy, in which the making of the disbursement is recognized and the effective date of coverage is changed to the date of disbursement.

                  (c) Each disbursement shall be in the amount not greater than 90% of the costs described in the certificate referred to in Paragraph 5.4(b)(i) hereof. Disbursement of the final balance of the Net Proceeds, constituting not less than ten percent (10%) thereof, shall be disbursed only upon delivery to Lender of the following, in addition to the foregoing:

                           (i) evidence satisfactory to Lender that all claims then existing for labor, services and materials enforceable by lien upon the Property have been paid in full or provision acceptable to Lender has been made therefor;

                           (ii) a certificate of such architect, engineer or general contractor that the Restoration of the Property has been completed in a good workmanlike manner and in accordance with all Laws;

                           (iii) an estoppel affidavit in form satisfactory to Lender from each tenant occupying or leasing space in the Property affected by the Casualty; and

                           (iv) an as-built survey of the Improvements certified to Lender and in form satisfactory to Lender.

                  (d) If the quality of the Restoration is at least equal to the quality of the Improvements before the Casualty, any Net Proceeds in excess of the amount used in payment of the Restoration shall be distributed to Borrower.

                  Lender shall not be a trustee with respect to any Insurance Proceeds, and may mingle Insurance Proceeds with its funds without obligation to pay interest thereon. Lender shall in no event be liable for the performance or observance of any covenant or condition arising under any Lease in connection with the Property nor obligated to take any action to restore the Property.

6.       ASSIGNMENT OF RENTS, ISSUES AND PROFITS.

         6.1 Assignment of Rents. Borrower hereby assigns to Lender the rents, issues, profits, royalties, and payments payable under any lease of the Property, or portion thereof including any oil, gas or mineral lease, or any installments of money payable pursuant to any agreement or any sale of said property or any part thereof, reserving to Borrower the rights prior to default by Borrower in payment of the Secured Debt secured hereby or in the performance of any agreement hereunder, to collect and retain such rents, issues, profits, royalties, payments and installments of money as they may become due and payable. Upon any such default, Lender, without regard to the adequacy of any security for the Secured Debt hereby secured, such be entitled to (1) collect such rents, issues, profits, royalties, payments and installments of money and apply the same as more particularly set forth in this Paragraph, all without taking possession of the Property, or (2) enter and take possession of the Property or any part thereof, in person, by agent, or by a receiver to be appointed by the court and to sue for or otherwise collect such rents, issues, profits, royalties, payments and installments of money. Lender may apply any such rents, issues, profits, royalties, payments and installments of money so collected, less costs and expenses of operation and collection, including reasonable attorneys' fees, upon any indebtedness secured hereby, in such order as Lender may determine, and, if such costs and expenses and attorneys' fees shall exceed the amount collected, the excess shall be immediately due and payable. The collection of such rents, issues, profits, royalties, payments and installments of money and the application thereof as set forth above shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice, except to the extent any such default fully is cured. Failure or discontinuance of Lender at any time, or from time to time, to collect any such moneys shall not impair in any manner the subsequent enforcement by Lender of the right, power and authority herein conferred on Lender. Nothing contained herein, including the exercise of any right, power or authority herein granted by Lender, shall be, or be construed to be, an affirmation by Lender of any tenancy, lease or option, or an assumption of liability under, or the subordination of the lien or charge of this Deed of Trust to any such tenancy, lease or option. Borrower hereby agrees that, in the event Lender exercises its rights as in this Paragraph provided, Borrower waives any right to compensation for the use of Borrower's furniture, furnishings or equipment in the Property for the period such assignment of rents or receivership is in effect, it being understood that the rents, issues, profits, royalties, payments and installments of money derived from the use of any such items shall be applied to Borrower's obligation hereunder as above provided. In the event that Borrower concurrently herewith or hereafter executes any separate assignment of rents or leases to Lender, then to the extent of any inconsistency between the provisions hereof and any such assignment, the provisions of such assignment shall control.

         6.2 Performance of Leases. Borrower promises and agrees to keep, perform and observe all of the lessor's covenants, agreements and obligations, under the terms of all leases now or hereafter executed relating to all or any portion of the Property, to require that lessees under said leases keep, perform, and observe all of the covenants, agreements and obligations thereunder on their part to be kept, performed and observed; not to alter, amend or modify such leases or any of them without the prior written consent of Lender; and upon default by Borrower in the performance thereof, Lender herein or at its request the Borrower herein, without incurring any obligations so to do or releasing Borrower from any obigations herein secured, may perform said covenants, obligations or agreements, or exercise any right or remedy which Borrower may have either at law or in equity or under said leases or any of them to require lessees to perform such covenants, obligations or agreements, and all amounts expended or incurred, including but not limited to costs, expenses and attorneys' fees, by Lender or Trustee in so doing shall be due and payable immediately from Lender.

8.       CONCERNING TRUSTEE.

         7.1 Trustee's Covenants. Trustee, by its acceptance hereof, covenants faithfully to perform and fulfill the trusts herein created, being liable, however, only for gross negligence or willful misconduct, and hereby waives any statutory fee and agrees to accept reasonable compensation, in lieu thereof, for any services rendered by it in accordance with the terms hereof.

         7.2 Resignation of Trustee. Trustee may resign at any time upon giving 30 days notice in writing to Borrower and to Lender.

         7.3 Substitution of Trustee. In the event of the death, removal, resignation, refusal to act, or the inability to act of Trustee, or in Lender's sole unfettered discretion for any reason whatsoever, Lender may, at any time or from time to time without notice and without specifying any reason therefor and without applying to any court, select and appoint a successor trustee, and all powers, rights, duties and authority of Trustee, as aforesaid, shall thereupon become vested in such successor without conveyance from the predecessor trustee. Such substitute trustee shall not be required to give bond for the faithful performance of its duties unless required by Lender. Such substitute trustee shall be appointed by written instrument duly recorded in the county where the Realty is located, which appointment may be executed by an authorized agent of Lender, and such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the Board of Directors and any superior officer of Lender. Borrower hereby ratifies and confirms any and all acts which the herein-named Trustee or its successors or assigns in this trust shall do lawfully by virtue hereof. Borrower hereby agrees, on behalf of itself and its heirs, executors, administrators, legal representatives and assigns, that the recitals contained in any deed or deeds executed in due form by Trustee or any substitute trustee, acting under the provisions of this Deed of Trust, shall be prima facie evidence of the facts recited therein, and that it should not be necessary to prove in any court, otherwise than by such recitals, the existence of the facts essential to authorize the execution and delivery of such deed or deeds and the passing of title thereby.

         7.4 Reconveyance and Agreements. At any time, or from time to time, without liability therefor and without notice, upon written request of Lender and presentation of this Deed of Trust and the Note or notes secured hereby for endorsement, and without affecting the personal liability of any person for the payment of the Secured Debt or the effect of this Deed of Trust upon the remainder of the Property, Trustee may reconvey any part of the Property, consent in writing to the making of any map or plat thereof, join in granting any easement thereon, or join in any extension agreement or any agreement subordinating the lien or charge hereof.

         7.5 Release of Lien. Upon written request of Lender stating that the Secured Debt has been paid and upon surrender to Trustee of this Deed of Trust and the Note or notes secured hereby for cancellation and retention and payment of its fees, Trustee shall reconvey, without warranty, the Property then held hereunder. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The grantee in such reconveyance may be described as "the person or persons legally entitled thereto."

         7.6 Exculpation and Indemnification of Trustee. Trustee shall not be liable for any error of judgment or act done by Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever, except for Trustee's gross negligence or willful misconduct. Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by it hereunder, believed by Trustee in good faith to be genuine. All monies received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law), and Trustee shall be under no liability for interest on any moneys received by it hereunder (except to the extent required by Law). Borrower will reimburse Trustee for, and indemnify, save harmless and defend Trustee against, any and all liability and expenses (including, without limitation, reasonable attorneys' fees and expenses) which Trustee may incur in the performance of its duties under the Loan Documents.

8. LEGAL PROCEEDINGS. Whether or not an Event of Default (as defined in Paragraph 9.1) has occurred and exists, Lender shall have the right, but not the duty or obligation, to intervene or otherwise participate in, prosecute or defend at any time any legal or equitable proceedings including, without limitation, any eminent domain proceedings which affect the Property, the Leases or any of the rights created by the Loan Documents, but only after notice to Borrower and if permitted by Laws.

9.       DEFAULTS; REMEDIES OF LENDER.

         9.1 Events of Default. Any of the following shall constitute an "Event of Default" hereunder:

                  (a) Breach of Named Covenants. Any breach by Borrower of the covenants in Paragraph 4.1(a) (Secured Debt), Paragraph 4.1(b) (Property Taxes and Charges), Paragraph 4.2(f) (Clean-Up) or Paragraph 4.3 (Insurance); provided, however, that a breach of the covenant in Paragraph 4.1(a) to pay the Secured Debt as and when due under the Note and the other Loan Documents shall not constitute an Event of Default unless it shall continue for 5 days after the date such payment is due; provided further, however, that such 5-day grace period shall not apply more than twice in any one period of 12 consecutive months, the third such breach in such 12-month period constituting an Event of Default without expiration of any grace period.

                  (b) Breach of Other Covenants. Any breach by Borrower of any other covenant, agreement, condition, term or provision of any of the Loan Documents or any certificate or side letter delivered in connection with the Loan Documents, which continues for 30 days after written notice thereof by Lender to Borrower; provided, however, that if the nature of Borrower's breach is such that more than 30 days is reasonably required to cure the same, then Borrower shall not be deemed to be in default if Borrower commences such cure as promptly as reasonably possible within such 30-day period, diligently prosecutes such cure to completion, and completes such cure with 60 days from the date of Lender's aforesaid notice to Borrower.

                  (c) Misrepresentations. Any representation or warranty made by Borrower in the Loan Documents or any certificate or side letter delivered in connection with the Loan Documents proves to be untrue, misleading or is not fulfilled, in any material way.

                  (d) Bankruptcy. Immediately upon the occurrence of any of the following: (i) any one or more of the then legal or beneficial owners of the Property, or any individual or entity then personally liable on the Secured Debt (including, without limitation, any guarantor or indemnitor pursuant to any guaranty or indemnity) or, if Borrower is a partnership, any general partner or joint venturer (collectively "Parties in Interest") becomes insolvent, makes a transfer in fraud of, or an assignment for the benefit of, creditors, or admits in writing its inability, or is unable, to pay debts as they become due; or (ii) a receiver, custodian, liquidator or trustee is appointed for all or substantially all of the assets of a Party in Interest or for the Property in any proceeding brought by a Party in Interest, or any such receiver or trustee is appointed in any proceeding brought against a Party in Interest or the Property and such appointment is not promptly contested or is not dismissed or discharged within 120 days after such appointment, or a Party in Interest consents or acquiesces in such appointment, or (iii) a Party in Interest files a petition under the Bankruptcy Code, as amended, or under any similar law or statute of the United States or any state thereof; or (iv) a petition against a Party in Interest is filed commencing an involuntary case under any present or future Federal or state bankruptcy or similar law and such petition is not dismissed or discharged within 120 days after the filing thereof; or (v) any composition, rearrangement, liquidation, extension, reorganization or other relief of debtors now or hereafter existing is requested by a Party in Interest.

                  (e) Adverse Court Action. A court of competent jurisdiction enters a stay order with respect to, assumes custody of or sequesters all or a substantial part of the Property or the Property is taken on execution or by other process of law.

         9.2 Remedies. In case of an Event of Default, Lender and, to the extent authorized by Lender, Trustee may, at any time thereafter, at its option, without notice, and without bringing any legal action or proceeding unless expressly required by law, exercise any or all of the following remedies:

                  (a) Acceleration. Declare the entire Secured Debt due and payable, and it shall thereupon be immediately due and payable.

                  (b) Foreclosure. Should Lender elect to foreclose by exercise of the power of sale herein contained, Lender shall notify Trustee and shall deposit with Trustee this Deed of Trust and the Note and such receipts with evidence of expenditures made and secured hereby as Trustee may require. Trustee shall then have the following duties and powers:

                           (i) Upon receipt of such notice from Lender, Trustee
                                    shall cause to be recorded, published and delivered to Borrower such Notice of Default and Election to Sell as then required by law and by this Deed of Trust and the Note and after lapse of such time as may then be required by law and after recordation of such notice of default, Trustee without demand on Borrower, shall, after notice of sale having been given as required by law, sell the Property at the time and place of sale fixed by it in said notice of sale, either as a whole or in separate parcels or items and such order as Trustee may determine, at public auction to the highest bidder for cash in lawful money of the United States payable at the time of sale. Trustee shall deliver to such purchaser its deed conveying the Property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including, without limitation, Borrower, Trustee or Lender, may purchase at such sale.

                           (ii) After deducting all costs, fees and expenses of
                                    Trustee and of this trust, including costs of evidence of title in connection with sale, Trustee shall apply the proceeds of sale to payment of: all sums expended under the terms hereof, not then repaid, with accrued interest at the rate then applicable under the Note; all other sums then secured hereby; and the remainder, if any, to the person or persons legally entitled thereto.

                                    Trustee may postpone the sale of all or any portion of the Property by public announcement at the time and place first fixed for sale, and from time to time thereafter may postpone such sale by public announcement at the time and place fixed by the preceding postponement, and without further notice make such sale at the time fixed by the last postponement, or may, in its discretion, give new notice of sale.

                  (c) Offset Rights. Apply in satisfaction of the Secured Debt or any amount at any time to become due or payable in connection with the ownership occupancy, use, restoration or repair of the Property, any deposits or other sums credited by or due from Lender to Borrower, including without limitation, Insurance Proceeds, Taking Proceeds and funds held in the escrow account referred to in Paragraph 4.1(c).

                  (d) Cure Rights. Whether or not an Event of Default has occurred and without releasing Borrower from any obligation hereunder or under the Loan Documents, perform any of Borrower's obligations. In connection therewith, Lender may enter upon the Property and do such acts and things as Lender deems necessary or desirable to protect the Property or the Leases, including, without limitation: (i) paying, purchasing, contesting or compromising any encumbrance (including, without limitation, any junior debt outstanding), charge, lien, claim of lien, Property Taxes and Charges or Property Liabilities; (ii) paying any Insurance Premiums;
                           (iii) employing counsel, accountants, contractors and other persons to assist Lender in the foregoing; and
                           (iv) undertaking the Clean-Up of any Contamination.

                  (e) Possession of Property. Take physical possession of the Property and of all books, records, and documents and accounts relating thereto and exercise, without interference from Borrower, any and all rights which Borrower has with respect to the Property, including, without limitation, the right at Borrower's expense to rent and lease the Property, to hire a professional property manager for the Property, to Clean-Up any Contamination and to make from time to time all alterations, renovations, repairs and replacements to the Property as may seem proper to Lender. Nothing in this Paragraph 9.2 shall impose any duty, obligation or responsibility upon Lender for the control, care, management, repair or Clean-Up of the Property. If necessary to obtain possession as provided for above, Lender may, without exposure to liability from Borrower or other persons, invoke any and all legal remedies to dispossess Borrower, including, without limitation, one or more actions for forcible entry and detainer, trespass and restitution.

                  (f) Receiver. Secure the appointment of a receiver or receivers, as a matter of right for the Property whether such receivership be incident to a proposed sale of such Property or otherwise, and without regard to the value of the Property or the solvency of Borrower. Borrower hereby consents to the appointment of such receiver or receivers, waives any and all defenses to such appointment and agrees not to oppose any application therefor by Lender. The appointment of such receiver, trustee or other appointee by virtue of any court order or Laws shall not impair or in any manner prejudice the rights of Lender to receive payment of the rents and income pursuant to the Lease Assignment.

                  (g) Uniform Commercial Code Remedies. Exercise any and all rights of a secured party with respect to the Personalty under the Uniform Commercial Code of the State and in conjunction with, in addition to or in substitution for, those rights and remedies:

                           (i) take possession of, assemble and collect the Personalty or render it unusable by Borrower; and

                           (ii) require Borrower to assemble the Personalty and make it available at any place Lender may designate so as to allow Lender to take possession of or dispose of the Personalty.

                           Written notice mailed to Borrower, as provided herein, 15 days prior to the date of public sale of the Personalty or prior to the date after which private sale of the Personalty will be made, shall constitute reasonable notice. Any sale made pursuant to the provisions of this Paragraph 9.2(g) shall be deemed to have been a public sale conducted in a commercially reasonable manner, if held contemporaneously with the sale of the Property as provided in Paragraph 9.2(j) of this Deed of Trust. In the event of a foreclosure sale, whether made by Lender under the terms hereof, or under judgment of a court, the Personalty and the other parts of the Property may, at the option of Lender, be sold in parts or as a whole. It shall not be necessary that Lender take possession of the Personalty prior to the time that any sale pursuant to the provisions of this Paragraph 9.2(g) is conducted and it shall not be necessary that the Personalty be present at the location of such sale.

                           A CARBON, PHOTOGRAPHIC OR OTHER REPRODUCTION OF THIS DEED OF TRUST OR ANY FINANCING STATEMENT RELATING TO THIS DEED OF TRUST SHALL BE SUFFICIENT AS A FINANCING STATEMENT. THIS DEED OF TRUST IS EFFECTIVE AND SHALL BE EFFECTIVE AS A FINANCING STATEMENT FILED AS A FIXTURE FILING WITH RESPECT TO ALL GOODS WHICH ARE OR ARE TO BECOME FIXTURES INCLUDED WITHIN THE PROPERTY AND IS TO BE FILED FOR RECORD IN THE REAL ESTATE RECORDS OF THE LOCATION IN THE STATE WHERE THE PROPERTY IS SITUATED. THE MAILING ADDRESS OF LENDER AND THE ADDRESS OF BORROWER FROM WHICH INFORMATION CONCERNING THE SECURITY INTEREST MAY BE OBTAINED, ARE SET FORTH ON THE COVER SHEET HEREOF.

                  (h) Judicial Actions. Commence and maintain an action or actions in any court of competent jurisdiction to foreclose this Deed of Trust pursuant to the Laws of the State or to obtain specific enforcement of the covenants of Borrower hereunder. Borrower agrees that such covenants shall be specifically enforceable by injunction or any other appropriate equitable remedy.

                  (i) Subrogation. Have and exercise all rights and remedies of any person, entity or body politic to whom Lender renders payment or performance in connection with the exercise of its rights and remedies under the Loan Documents, including, without limitation, any rights or remedies under any mechanic's or vendor's lien or liens, superior titles, mortgages, deeds of trust liens encumbrances, rights, equities and charges of all kinds heretofore or hereafter existing on the Property to the extent that the same are paid or discharged from the proceeds of the Note whether or not released of record.

                  (j)      Sale. Sell the Property in accordance with Laws.

                  (k) Other. Take such other actions or commence such other proceedings as Lender deems necessary or advisable to protect its interest in the Property and its ability to collect the Secured Debt as are available under Laws.

                  Any sums advanced by Lender under this Paragraph 9.2 shall bear interest at the lesser of (i) the Default Rate specified in the Note or (ii) the maximum nonusurious interest rate permitted by applicable law, and shall be payable by Borrower on demand. Such sums together with such interest shall constitute a part of the Secured Debt.

                  All sums realized by Lender under this Paragraph 9.2, less all costs and expenses incurred by Lender under this Paragraph 9.2, including, without limitation, reasonable attorneys fees and disbursements, property management fees, costs of title commitments, inspections, environmental site assessments and testing, engineering reports, alterations, renovations, repairs and replacements made or authorized by Lender and all expenses incident to Lender taking possession of the Property, and such sums as Lender deems appropriate as a reserve to meet future expenses of the Property, shall be applied to the Secured Debt in such order as Lender shall determine. Thereafter, any balance shall be paid to the person or persons legally entitled thereto.

         9.3 Holding Over. Should Borrower, after Lender has obtained title to the Property, continue in possession of any part of the Property, either lawfully or unlawfully, Borrower shall be a tenant from day to day, terminable at the will of either Borrower or Lender, at a reasonable rental per diem, such rental to be due and payable daily to Lender.

         9.4      General Provisions.

                  (a) Multiple Sales. Several sales may be made pursuant to Paragraph 9.2 exhausting Lender's right to such remedy for any unsatisfied part of the Secured Debt and without exhausting the power to exercise such remedy for any other part of the

                           Secured Debt, whether matured at the time or subsequently maturing. If a part of the Property is sold pursuant to Paragraph 9.2, and the proceeds thereof do not fully pay and satisfy the Secured Debt, such sale, if so made, shall not in any manner affect the unpaid and unsatisfied part of the Secured Debt, but as to such unpaid and unsatisfied part, the Loan Documents shall remain in full force and effect as though no such sale had been made.

                  (b) Cumulative Remedies. All of the rights, remedies and options set forth in Paragraph 9.2 or otherwise available at law or in equity, are cumulative and may be exercised without regard to the adequacy of or exclusion of any other right, remedy, option or security held by Lender.

                  (c) Right to Purchase. At any sale of the Property pursuant to Paragraph 9.2, Lender shall have the right to purchase the Property being sold, and in such case the right to credit against the amount of the bid made therefor (to the extent necessary) all or any of the Secured Debt then due.

                  (d) Right to Terminate Proceedings. Lender may, in its sole unfettered discretion, at any time before conclusion of any proceeding or other action brought in connection with its exercise of the remedies provided for in Paragraph 9.2, terminate, without prejudice to Lender, such proceedings or actions.

                  (e) No Waiver or Release. Lender may resort to any remedies and the security given by the Loan Documents in whole or in part, and in such portions and in such order as may seem best to Lender in its sole unfettered discretion, and any such action shall not in any way be considered as a waiver of any of the rights, benefits or remedies evidenced by the Loan Documents. The failure of Lender to exercise any right, remedy or option provided for in the Loan Documents shall not be deemed to be a waiver of any of the covenants or obligations secured by the Loan Documents. No sale of all or any of the Property, no forbearance on the part of Lender and no extension of the time for the payment of the whole or any part of the Secured Debt or any other indulgence given by Lender to Borrower or any other person or entity, shall operate to release or in any manner affect Lender's interest in the Property, or the liability of Borrower to pay the Secured Debt, except to the extent that such liability shall be reduced by proceeds of sale of all or any of the Property received by Lender.

                  (f) Waivers and Agreements Regarding Remedies. To the full extent Borrower may do so and with respect to Lender's exercise of its remedies hereunder, Borrower hereby:

                           (i) agrees that Borrower will not at any time insist upon, plead, claim or take the benefit or advantage of any Laws now or hereafter in force providing for any appraisal or appraisement, valuation, stay, extension or redemption, and waives and releases all rights of redemption, valuation, appraisal or appraisement, stay of execution, extension and notice of election to mature or declare due the whole of the Secured Debt;

                           (ii) waives all rights to marshalling of the assets of Borrower, Borrower's partners, members and shareholders, and others with interests in Borrower, including the Property, or to a sale in inverse order of alienation in the event of foreclosure of the interests hereby created, and agrees not to assert any right under any Laws pertaining to the marshalling of assets, the sale in inverse order of alienation, the exemption of homestead, the administration of estates of decedents, or other matters whatsoever to defeat, reduce or affect the right of Lender under the terms of the Loan Documents to sale of the Property for the collection of the Secured Debt without any prior or different resort for collection, or the right of Lender to the payment of the Secured Debt out of the proceeds of sale of the Property in preference to every other claimant whatsoever;

                           (iii) waives any right to bring or utilize any defense, counterclaim or setoff, other than one in good faith which denies the existence or sufficiency of the facts upon which the foreclosure action is grounded or which is based on Lender's wrongful actions. If any defense, counterclaim or setoff (other than one permitted by the preceding sentence) is timely raised in such foreclosure action, such defense, counterclaim or setoff shall be dismissed. If such defense, counterclaim or setoff is based on a claim which could be tried in an action for money damages, the foregoing waiver shall not bar a separate action for such damages (unless such claim is required by Laws or applicable rules of procedure to be pleaded in or consolidated with the action initiated by Lender) but such separate action shall not thereafter be consolidated with Lender's foreclosure action. The bringing of such separate action for money damages shall not be deemed to afford any grounds for staying Lender's foreclosure action;

                           (iv) waives and relinquishes any and all rights and remedies which Borrower may have or be able to assert by reason of the provisions of any Laws pertaining to the rights and remedies of sureties; and

                           (v) waives the defense of laches and any applicable statutes of limitation.

                  (g) WAIVER OF JURY TRIAL. BORROWER AND LENDER HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER, ON OR IN RESPECT OF ANY MATTER WHATSOEVER ARISING OUT OF, OR IN ANY WAY CONNECTED WITH, THIS DEED OF TRUST OR ANY OF THE OTHER LOAN DOCUMENTS, OR THE RELATIONSHIP OF BORROWER AND LENDER HEREUNDER OR THEREUNDER.

                  (h) Lender's Discretion. Unless specifically stated otherwise, Lender may exercise its options and remedies under any of the Loan Documents in its sole unfettered discretion.

                  (i) Sales. In the event of the sale or other disposition of the Property pursuant to Paragraph 9.2 and the execution of a deed or other conveyance pursuant thereto, the recitals therein of facts (such as default, the giving of notice of default and notice of sale, demand that such sale should be made, postponement of sale, terms of sale, sale, purchase, payment of purchase money and other facts affecting the regularity or validity of such sale or disposition) shall be conclusive proof of the truth of such facts. Any such deed or conveyance shall be conclusive against all persons as to such facts recited therein.

                           The acknowledgment of the receipt of the purchase money, contained in any deed or conveyance executed as aforesaid, shall be sufficient to discharge the grantee of all obligations to see to the proper application of the consideration therefor as herein provided. The purchaser at any trustee's or foreclosure sale hereunder may disaffirm any easement granted or rental agreement or Lease made in violation of any provision of the Loan Documents, and may take immediate possession of the Property free from, and despite the terms of, such grant of easement, rental agreement or Lease.

10.      POSSESSION AND DEFEASANCE.

         10.1 Possession. Until the occurrence of an Event of Default and except as otherwise expressly provided to the contrary in any of the Loan Documents, Borrower shall retain full possession of the Property with full right to use the Property and to collect the rents, issues and profits therefrom, subject, however, to all of the terms and provisions of the Loan Documents.

         10.2 Defeasance. If the Secured Debt is paid in full and if all of the covenants, warranties, conditions, undertakings and agreements made in the Loan Documents are kept and performed, then, in that event only, all rights under the Loan Documents shall terminate and the Property shall become wholly clear of the liens, grants, security interests, conveyances and assignments evidenced hereby, and Lender shall release or cause to be released, such liens, grants, assignments, conveyances and security interests in due form at Borrower's cost, and this Deed of Trust shall be void.

                  To the extent permitted by Laws such an instrument may describe the grantee as "the person or persons legally entitled thereto." Lender shall not have any duty to determine the rights of persons claiming to be rightful grantees of any of the Property. When the Property has been fully released, such release shall operate as a reassignment of all future rents, issues and profits of the Property to the person or persons legally entitled thereto, unless such release expressly provides to the contrary.

                  Notwithstanding the foregoing, Borrower's obligation under Paragraph 4.6(c) hereof (environmental indemnity) shall not terminate and shall survive the discharge of the Loan Documents, whether through full payment of the Secured Debt, foreclosure, deed in lieu of foreclosure or otherwise, for the benefit of Lender and its successors and assigns, including without limitation, any purchaser at a foreclosure sale.

11.      GENERAL.

         11.1 Lender's Right to Waive, Consent or Release. Lender may at any time and from time to time, in writing: (a) waive compliance by Borrower with any covenant herein made by Borrower to the extent and in the manner specified in such writing; (b) consent to Borrower doing any act which Borrower is prohibited hereunder from doing, or consent to Borrower's failing to do any act which Borrower is required hereunder to do, to the extent and in the manner specified in such writing; or (c) release any part of the Property, or any interest therein from this Deed of Trust and the lien of the Loan Documents. No such act shall in any way impair the rights hereunder of Lender except to the extent specifically agreed to by Lender in such writing.

         11.2 No Impairment. The interests and rights of Lender under the Loan Documents shall not be impaired by any indulgence, including, without limitation: (a) any renewal, extension or modification which Lender may grant with respect to any of the Secured Debt; (b) any surrender, compromise, release, renewal, extension,. exchange or substitution which Lender may grant in respect of the Property or any interest therein; or (c) any release or indulgence granted to any maker, endorser, guarantor, indemnitor or surety of any of the Secured Debt.

         11.3 Amendments. The Loan Documents may not be waived, changed or discharged orally, but only by an agreement in writing and signed by Lender, and any oral waiver, change or discharge of any provision of the Loan Documents shall be without authority and of no force and effect. Any waiver, change or discharge shall be effective only in the specific instances and for the purposes for which given and to the extent therein specified.

         11.4 No Usury. Any provision contained in any of the Loan Documents notwithstanding, Lender shall not be entitled to receive or collect, nor shall Borrower be obligated to pay interest on any of the Secured Debt in excess of the maximum rate of interest permitted by Laws, and if any provisions of the Loan Documents shall ever be construed or held to permit the collection or to require the payment of any amount of interest in excess of that permitted by such Laws, the provisions of this Paragraph 11.4 shall control unless contrary or inconsistent with any provisions of the Note, in which case the provisions of the Note shall control. Borrower and Lender intend to conform strictly to the usury Laws now in force, and the Loan Documents evidencing or relating to any of the Secured Debt shall be held subject to modification to conform to said Laws as now or hereafter construed.

         11.5 Notices. Any notice, request, demand or other communication required or permitted under the Loan Documents (unless otherwise expressly provided therein) shall be given in writing by delivering the same in person to the intended addressee, by overnight courier service with guaranteed next day delivery or by certified United States Mail postage prepaid sent to the intended addressee at the applicable Notice Address or to such different address as either Borrower or Lender shall have designated by written notice to the other sent in accordance herewith. Such notices shall be deemed given when received or, if earlier, in the case of delivery by courier service with guaranteed next day delivery, the next day or the day designated for delivery, or in the case of delivery by certified United States Mail, 2 days after deposit therein. No notice to or demand on Borrower in any case shall of itself entitle Borrower to any other or further notice or demand in similar or other circumstances.

         11.6 Successors and Assigns. The terms, provisions, covenants and conditions hereof shall be binding upon Borrower, and any permitted successors and assigns of Borrower, and shall inure to the benefit of Lender and its successors, substitutes and assigns, and shall constitute covenants running with the Land. All references in this Deed of Trust to Borrower, Lender or Trustee shall be deemed to include all such successors, substitutes and assigns.

                  If in contravention of the provisions of this Deed of Trust or otherwise, ownership of the Property or any portion thereof becomes vested in a person other than Borrower, Lender may, without notice to Borrower, whether or not Lender has given written consent to such change in ownership, deal with such successor or successors in interest with reference to the Loan Documents and the Secured Debt in the same manner as with Borrower, without in any way vitiating or discharging Lender's remedies or Borrower's liability under the Loan Documents or on the Secured Debt.

         11.7 Severability. A determination that any provision of the Loan Documents is unenforceable or invalid shall not affect the enforceability or validity of any other provision, and any determination that the application of any provision of the Loan Documents to any person or circumstances is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other persons or circumstances.

         11.8 Gender and Construction. Within this Deed of Trust, words of any gender shall be held and construed to include any other gender, and words in the singular number shall be held and construed to include the plural, unless the context otherwise requires. References in this Deed of Trust to "herein", "hereunder" or "hereby" shall refer to this entire Deed of Trust, unless the context otherwise requires. When the phrase "in its sole unfettered discretion" is used in the Loan Documents with respect to Lender, it shall permit Lender to evaluate such criteria (without allowance for reasonableness) as it chooses in approving or disapproving the requested or pending action.

         11.9 Joint and Several Liability. If Borrower is composed of more than one party, the obligations, covenants, agreements, representations and warranties contained in the Loan Documents, as well as the obligations arising thereunder, are and shall be joint and several as to each such party.

         11.10 Modifications. References to any of the Loan Documents in this Deed of Trust shall include all amendments, modifications, extensions and renewals thereof.

         11.11 Governing Law. This Deed of Trust shall be construed according to and governed by the laws of the State.

         11.12 Captions. All paragraph and subparagraph captions are for convenience of reference only and shall not affect the construction of any provision herein.

         11.13    N/A

         11.14 Sale, Assignment or Conversion of Secured Debt. Borrower hereby agrees that Lender may (i) sell all or any portion of the Secured Debt or securitize all or a portion of the Secured Debt in one or more transactions through the issuance of passthrough certificates or other securities evidencing ownership of a portion of the Secured Debt or beneficial interest therein, in one or more rated or unrated public or private transactions; (ii) assign servicing rights with respect to the Secured Debt; or (iii) convert the Note and this Deed of Trust to registered form (each such transaction as described in the preceding clauses (i), (ii) and (iii) being referred to as a "Covered Transaction"), without the consent of or notice to Borrower. Borrower hereby agrees that, if requested, it will, at Lender's expense, reasonably cooperate with Lender and use its best efforts to facilitate the consummation of a Covered Transaction, including, without limitation, by: (a) delivering estoppels, opinions, tax certificates or any other documents, each in form and substance reasonably acceptable to Lender or any rating agency; (b) providing such additional information as may reasonably be required by Lender, or granting reasonable access to Lender in order to obtain such information, including, without limitation, updated environmental information and appraisals; and (c) appointing as its agent a registrar and transfer agent, which agent shall maintain, subject to such reasonable regulations as such agent shall provide, such books and records as may be necessary for the registration and transfer of the Note and this Deed of Trust, all in a manner acceptable to Lender in its sole unfettered discretion. Borrower hereby agrees that Lender may forward to each potential purchaser, transferee, assignee, service, trustee, participant or investor in any Covered Transaction, or to any rating agency, all documents and information which Lender now has or may hereafter acquire relating to the Secured Debt, the Property, Borrower or any guarantor or indemnitor of the Secured Debt that has been furnished by Borrower or any other party in connection with the Secured Debt, as Lender may, in its sole unfettered discretion, determine is necessary or desirable.

         11.15 Acknowledgment of Receipt. Borrower hereby acknowledges receipt, without charge, of a true and complete copy of this Deed of Trust.

         11.16. Time of the Essence. Time is of the essence of each and every payment and/or performance obligation of Borrower and the Guarantor(s) under this Deed of Trust or any of the other Loan Documents.

         11.17 Exhibits. The following are the Exhibits referred to in this Deed of Trust, which are hereby incorporated by reference herein:

                  Exhibit A - Property Description

IN WITNESS WHEREOF, this Deed of Trust has been executed and delivered as of the date first above written.

                                               Micro Linear Corporation, A
                                               Delaware Corporation

                                               By:  /s/ J. Philip Russell
                                                    ---------------------

                                               Its: CFO

                               [ACKNOWLEDGEMENTS]

STATE OF CALIFORNIA
                           SS.
COUNTY OF SANTA CLARA

         On October 1, 1999 before me, Corinne D. Ledbetter, personally appeared
J. Philip Russell personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the persons, or the entity upon behalf of which the persons acted, executed the instrument.

         WITNESS my hand and official seal.

Signature Corinne D. Ledbetter                                            (Seal)
          ------------------------------

                                                  ------------------------------

                                    EXHIBIT A

                              Property Description

All of Parcel 44, as shown on that certain Map entitled, "Parcel Map of International Business Park," which Map was filed for record in the office of the Recorder of the County of Santa Clara, State of California on January 28, 1977, in Book 388 of Maps page(s) 16 through 27.